ZTIFI P-2
                        SUPPLEMENT DATED AUGUST 10, 2001
                              TO THE PROSPECTUS OF

                       TEMPLETON INSTITUTIONAL FUNDS, INC.
                     (Emerging Fixed Income Markets Series)
                                dated May 1, 2001


The prospectus is amended as follows:

The "Management" section on page 30 is supplemented with the following:

Effective July 2001, Franklin Advisers, Inc. (Advisers), located at One Franklin Parkway, San Mateo, California 94403, has assumed the fixed income investment advisory services previously provided to the Fund by Templeton Investment Counsel, LLC (Investment Counsel) through its Templeton Global Bond Managers division. Investment Counsel and Advisers are both subsidiaries of Franklin Resources, Inc. Members of the investment management team previously employed by Investment Counsel continue to be responsible for the Fund's day-to-day management. The Fund's goal of high total return, consisting of current income and capital appreciation, as well as its other investment policies, restrictions and tax diversification requirements, remain the same.

The Fund pays Advisers the same fee for managing the Fund's assets as it paid Investment Counsel. For the fiscal year ended December 31, 2000, management fees, before any advance waiver, were 0.70% of its average daily net assets. Under an agreement by the manager to waive its fees, the Fund did not pay any management fees for that period. After April 30, 2002, Advisers may end this arrangement at any time upon notice to the Fund's Board of Directors.


           PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.




ZTIFI SA-2
                        SUPPLEMENT DATED AUGUST 10, 2001
                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF

                       TEMPLETON INSTITUTIONAL FUNDS, INC.
                     (Emerging Fixed Income Markets Series)
                                dated May 1, 2001


The Statement of Additional Information is amended as follows:

The "Management and Other Services" section on page 14 is supplemented with the following:

Effective July 2001, Franklin Advisers, Inc. (Advisers), located at One Franklin Parkway, San Mateo, California 94403, has assumed the fixed income investment advisory services previously provided to the Fund by Templeton Investment Counsel, LLC (Investment Counsel) through its Templeton Global Bond Managers division. Investment Counsel and Advisers are both subsidiaries of Franklin Resources, Inc. Members of the investment management team previously employed by Investment Counsel continue to be responsible for the Fund's day-to-day management.

Advisers provides investment research and portfolio management services, and selects the securities for the Emerging Fixed Income Markets Series to buy, hold or sell. Advisers also selects the brokers who execute the Emerging Fixed Income Markets Series' portfolio transactions. Advisers provides periodic reports to the board, which reviews and supervises Advisers' investment activities. To protect the Emerging Fixed Income Markets Series, Advisers and its officers, directors and employees are covered by fidelity insurance.

Advisers has adopted a code of ethics, as described in this section and as required by federal securities laws.

Emerging Fixed Income Markets Series pays Advisers the management fees described in this section, pursuant to the terms of its management agreement with Investment Counsel, which has been assumed by Advisers.

           PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.